UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 8, 2005

Date of Report (Date of earliest event reported)

U.S.I. Holdings Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-50041	13-3771733
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

555 Pleasantville Road, Suite 160 South

Briarcliff Manor, NY 10510

(Address of principal executive offices)

(914) 749-8500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

As announced in the U.S.I. Holdings Corporation’s (the “Company”) press release on March 7, 2005, David L. Eslick, the Company’s Chairman, President & Chief Executive Officer, spoke at the Association of Insurance and Financial Analyst’s Conference in New Orleans, Louisiana on March 8, 2005. A copy of the presentation materials is furnished and attached as Exhibit 99.1. The audio presentation is available at http://www.usi.biz and will be accessible through April 7, 2005.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

99.1	Visual presentation presented at the Association of Insurance and Financial Analysts Conference on March 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2005

U.S.I. HOLDINGS CORPORATION

By:	/s/ ERNEST J. NEWBORN, II
	Name:	Ernest J. Newborn, II
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBIT NUMBER
99.1	Visual presentation presented at the Association of Insurance and Financial Analysts Conference on March 8, 2005.